SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2003

CYBERGUARD CORPORATION

(Exact name of registrant as specified in its charter)

FLORIDA	0-24544	65-0510339

(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2000 West Commercial Boulevard, Suite 200
Fort Lauderdale, Florida 33309
(Address of principal executive offices)

(954) 958-3900
(Registrant’s telephone number, including area code)

ITEM 9. REGULATION FD DISCLOSURE.

     In the previously announced conference call that was held on April 24, 2003, Scott Hammack, Chief Executive Officer of CyberGuard Corporation (the “Company”), stated that the Company’s goal was to grow the Company’s revenues by 40% during the fiscal year ending June 30, 2003.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CyberGuard Corporation

Date: April 25, 2003	By: /s/ Scott Hammack

Name: Scott Hammack Title: Chief Executive Officer

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